united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Crow Point Defined Risk Global Equity Income Fund

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Annual Report
May 31, 2017

www.cppinvest.com

Investor Information: 1-855-754-7940

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the
Prospectus.

Dear Shareholders:

We are pleased to present you with a report for the Crow Point Defined Risk Global Equity Income Fund for the year ended May 31st, 2017.

The Defined Risk Global Equity Income Fund Class A returned 5.57% versus 2.38% for the Barclay’s US Aggregate bond index. The Class I shares exhibited similar better performance, returning 5.82%. While we are an equities-based fund, we are managing Defined Risk Global Equity Income to be a fixed-income alternative and so the fund is managed to produce lower annualized volatility than other similar equity funds, and with a volatility profile closer to the Barclay’s Aggregate Bond Index.

Market conditions in 2016 for global stocks improved dramatically from the prior year. As compared to 2015, when overseas markets struggled, virtually every market rallied in 2016. We manage the fund in rough exposures comparable to the MSCI All-Country World Index which means that 50% of our exposure is generally in US stocks, 40% in developed Europe and Asia, and 10% in Emerging Markets.

Contributing to the fund’s relative performance in 2016 and into 2017 was a slight overweight in technology stocks and some financial subsectors like transaction processors and exchanges. After the surprise result from the US presidential election, we repositioned the fund more aggressively. We see large cap technology and specialty finance as core holdings for the foreseeable future.

While at this point last year our concern was Brexit and the US election as big potential unknowns and thus cause for concern, at this point in the market cycle we see a fair amount of upside. If tax reform passes, markets could be in for a period of sustained advance. The potential positive impact from tax relief for stocks is significant, and likely the reason for the market’s strong move since the US election. If tax relief falls apart, the market will likely stall.

The underlying yield of the fund right now remains slightly less than 5% down slightly from last year.

Thank you for being a shareholder of the Crow Point Defined Risk Global Equity Income Fund.

Sincerely,

Crow Point Partners.

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. All performance figures for the Portfolio do not include any fees or expenses that are typically charged by the variable annuity separate account contracts. For performance information current to the most recent month-end, please call toll free 1-855-754-7940. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. 1259-NLD-7/31/2017

Crow Point Defined Risk Global Equity Income Fund
Portfolio Review (Unaudited)
May 31, 2017

The Portfolio’s performance figures* for the periods ended May 31, 2017, as compared to its benchmarks:

			Inception -	Inception -
		Three Years	May 31, 2017**	May 31, 2017***
	One Year	(Annualized)	(Annualized)	(Annualized)
Crow Point Defined Risk Global Equity Income Fund - Class A	5.57%	(0.99)%	1.25%	N/A
Crow Point Defined Risk Global Equity Income Fund - Class A with Load	3.18%	(1.74)%	0.17%	N/A
Crow Point Defined Risk Global Equity Income Fund - Class I	5.82%	(0.73)%	N/A	0.72%
Bloomberg Barclays U.S. Aggregate Bond Index ****	1.58%	2.53%	2.24%	2.18%
S&P 500 Total Return Index *****	17.47%	10.14%	16.00%	12.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, including indirect expenses, are 4.15% and 4.89% for Class A Shares and Class I Shares, respectively per the October 1, 2016, prospectus. The Fund’s front end sales load for Class A Shares is 2.25%. For performance information current to the most recent month-end, please call toll-free 1-855-754-7940.

**	Inception date is June 1, 2012

***	Inception date is April 10, 2013

****	The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable. Investors cannot invest directly in an index.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Crow Point Defined Risk Global Equity Income Fund
Portfolio Review (Unaudited)(Continued)
May 31, 2017

Holdings by Asset Class	% of Net Assets
Common Stock	84.7%
Money Market Fund	7.8%
Exchange Traded Fund	2.4%
Preferred Stock	1.8%
Mutual Funds	1.4%
Cash & Cash Equivalents	1.3%
Bonds & Notes	0.5%
Purchased Put Options	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS
May 31, 2017

Shares		Value
	COMMON STOCK - 84.7%
	AEROSPACE/DEFENSE - 2.0%
431	Boeing Co.	$80,869
505	Raytheon Co.	82,825
		163,694
	AGRICULTURE - 4.4%
1,595	Archer-Daniels-Midland Co.	66,320
1,526	Imperial Tobacco Group	71,491
467	Philip Morris International, Inc.	55,947
1,675	Reynolds American, Inc.	112,644
2,334	Vector Group Ltd.	50,741
		357,143
	AUTO MANUFACTURERS - 1.2%
8,700	Ford Motor Co.	96,744

	AUTO PARTS & EQUIPMENT - 0.0%
71	Magna International, Inc.	3,179

	BANKS - 4.4%
134,874	Bank of China Ltd.	67,502
300	Credicorp Ltd.	50,256
24,533	Kiatnakin Bank PCL ADR	49,160
784	Macquarie Group Ltd.	52,324
1,337	Popular, Inc.	49,736
778	Societe Generale SA	40,830
31,330	Thanachart Capital PCL	43,233
		353,041
	BEVERAGES - 0.6%
1,016	Coca-Cola Co.	46,198

	BIOTECHNOLOGY - 0.7%
388	Amgen, Inc.	60,233

	CHEMICALS - 1.4%
429	BASF SE	40,445
891	LyondellBasell Industries NV	71,743
		112,188
	COMMERCIAL SERVICES - 1.2%
807	Euronet Worldwide, Inc. *	70,395
370	Macquarie Infrastructure Co.	28,823
		99,218
	DISTRIBUTION/WHOLESALE - 1.9%
5,287	ITOCHU Corp.	75,204
2,123	Paltac Corp.	74,872
		150,076
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
2,454	AllianceBernstein Holding LP	55,338
412	CME Group, Inc.	48,323
3,424	Ellington Financial LLC	56,804
861	Intercontinental Exchange, Inc.	51,824
2,549	Waddell & Reed Financial, Inc.	42,670
		254,959
	ELECTRIC - 4.4%
73,248	AusNet Services	92,428
110,552	China Power International Development Ltd.	42,136
18,426	Redes Energeticas Nacionais	59,529
3,618	Spark Energy, Inc.	158,649
		352,742

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2017

Shares		Value
	ENGINEERING & CONSTRUCTION - 1.3%
14,301	Downer EDI Ltd.	$68,137
1,583	Skanska AB	37,755
		105,892
	ENTERTAINMENT - 0.3%
45,041	Berjaya Sports Toto Bhd	26,309

	FOOD - 0.4%
35,000	WH Group Ltd. #	32,788

	FOREST PRODUCTS & PAPER - 2.7%
1,079	Holmen AB	48,595
1,293	International Paper Co.	68,374
3,655	UPM-Kymmene OYJ	103,162
		220,131
	HEALTHCARE - SERVICES - 2.6%
525	Aetna, Inc.	76,052
4,568	NMC Health PLC	133,981
		210,033
	HOME BUILDERS - 2.0%
2,852	Persimmon PLC	90,388
27,757	Taylor Wimpey PLC	72,777
		163,165
	INSURANCE - 5.8%
1,927	AXA SA	51,442
2,237	CNP Assurances	49,254
1,108	NN Group NV	39,870
1,457	Power Corporation of Canada	31,088
743	Prudential Financial, Inc.	77,904
1,354	Swiss Life Holding AG	123,568
5,767	UNIQA Insurance Group AG	50,259
136	Zurich Insurance Group AG	40,018
		463,403
	INVESTMENT COMPANIES - 1.1%
3,948	Solar Capital Ltd.	85,316

	LODGING - 0.6%
844	Las Vegas Sands Corp.	49,906

	MACHINERY - DIVERSIFIED - 1.2%
598	Cummins, Inc.	94,305

	MEDIA - 0.8%
125,359	Media Prima Bhd	28,557
62,207	Seven West Media Ltd.	32,417
		60,974
	METAL FABRICATE/HARDWARE - 1.1%
1,918	Timken Co.	88,516

	MINING - 0.7%
1,375	Rio Tinto PLC	55,071

	MISCELLANEOUS MANUFACTURING - 1.3%
740	Siemens AG	105,722

	MULTI-NATIONAL - 0.7%
1,959	Banco Latinoamericano de Comercio Exterior SA	52,893

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2017

Shares		Value
	OFFICE/BUSINESS EQUIPMENT - 1.5%
2,088	Canon, Inc.	$71,372
1,184	Neopost SA	52,790
		124,162
	OIL & GAS - 5.4%
645	Chevron Corp.	66,745
942	Exxon Mobil Corp.	75,831
2,539	Lukoil ADR	122,507
1,676	Royal Dutch Shell PLC	45,436
20,492	Thai Oil PCL	46,327
3,363	Woodside Petroleum Ltd.	80,490
		437,336
	OIL & GAS SERVICES - 0.9%
82,692	Sinopec Engineering Group Co. Ltd.	75,981

	PHARMACEUTICALS - 4.0%
3,449	GlaxoSmithKline PLC	75,848
810	Johnson & Johnson	103,883
842	Orion Oyj	54,537
1,436	Pfizer, Inc.	46,885
25,000	Sorrento Therapeutics, Inc. *	38,750
		319,903
	PRIVATE EQUITY - 1.2%
3,640	Apollo Global Management LLC	98,389

	REAL ESTATE - 1.0%
153,376	SOHO China Ltd.	76,762

	REITS - 8.8%
130,520	Champion REIT	85,088
2,530	Chimera Investment Corp.	47,058
4,462	Colony Capital, Inc.	63,048
2,046	Hospitality Properties Trust	59,170
3,023	Host Hotels & Resorts, Inc.	54,384
1,352	Iron Mountain, Inc.	47,212
12,445	MFA Financial, Inc.	103,542
550	Mid-America Apartment Communities, Inc.	56,067
1,644	Omega Healthcare Investors, Inc.	51,490
2,154	Select Income REIT	51,394
3,605	Starwood Property Trust, Inc.	79,382
		697,835
	RETAIL - 3.3%
1,251	Aoyama Trading Co. Ltd.	45,194
10,514	Harvey Norman Holdings Ltd.	29,508
465	McDonald’s Corp.	70,164
4,597	Staples, Inc.	41,741
5,268	Super Retail Group Ltd.	30,198
641	Wal-Mart de Mexico SAB de CV	50,383
		267,188
	SAVINGS & LOANS - 0.6%
2,311	Banc of California, Inc.	46,913

	SEMICONDUCTORS - 2.2%
1,109	Intel Corp.	40,046
523	KLA-Tencor Corp.	54,392
2,268	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	80,191
		174,629

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2017

Shares		Value
	SOFTWARE - 1.4%
1,577	Microsoft Corp.	$110,138

	TELECOMMUNICATIONS - 4.6%
40,000	Frontier Communications Corp.	52,400
28,229	Spark New Zealand Ltd.	75,334
13,787	Telia Co. AB	63,222
8,479	Telkom SA SOC Ltd.	47,423
1,467	Verizon Communications, Inc.	68,421
2,049	Vodafone Group PLC ADR	62,003
		368,803
	TOYS/GAMES/HOBBIES - 0.5%
1,756	Mattel, Inc.	40,230

	TRANSPORTATION - 0.6%
1,106	Oesterreichische Post AG	48,069

	WATER - 0.7%
2,500	Veolia Environnement SA	55,072

	TOTAL COMMON STOCK (Cost - $6,152,143)	6,805,249

	PREFERRED STOCK - 1.8%
	TELECOMMUNICATIONS - 1.8%
5,578	Quest Corp., 7.00% * (Cost - $142,547)	141,458

	MUTUAL FUND - 1.4%
	ASSET ALLOCATION FUND - 1.4%
5,195	Wells Fargo Utility and Telecommunications Fund - Class A (Cost - $100,000)	109,766

	EXCHANGE TRADED FUNDS - 2.4%
	EQUITY FUND - 2.4%
8,285	Horizons NASDAQ-100 Covered Call ETF (Cost - $184,877)	196,769

Par Value

	BONDS & NOTES - 0.5%
	COMMERCIAL MBS - 0.1%
$4,207	Banc of America Funding 2006-2 Trust, 5.75%, 3/25/36	4,016
1,284	WaMu Mortgage Pass-Through Certificates Series 2003-S12 Trust, 4.75%, 11/25/18	1,299
9,359	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.37%, 9/25/36 ~	5,101
		10,416
	HOME EQUITY - 0.3%
18,077	Countrywide Asset-Backed Certificates, 5.22%, 10/25/17 ~	18,277
5,402	RASC Series 2003-KS4 Trust, 3.87%, 5/25/33 ~	5,460
		23,737
	OTHER ABS - 0.1%
7,333	Equity One Mortgage Pass-Through Trust 2003-4, 5.87%, 10/25/34 ~	7,252

	TOTAL BONDS & NOTES (Cost - $39,495)	41,405

Contracts **
	PURCHASED PUT OPTIONS * - 0.1%
343	iShares MSCI EAFE ETF +
	Expiration June 2017, Exercise Price $64.00	3,087
150	iShares MSCI Emerging Markets ETF +
	Expiration June 2017, Exercise Price $39.00	1,200
166	SPDR S&P 500 ETF Trust +
	Expiration June 2017, Exercise Price $234.00	6,640
	TOTAL PURCHASED PUT OPTIONS (Cost - $61,804)	10,927

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 7.8%
	MONEY MARKET FUND - 7.8%
623,906	Federated Government Obligations Fund, 0.67% (Cost - $623,906) ***	$623,906

	TOTAL INVESTMENTS - 98.7% (Cost - $7,304,772) (a)	7,929,480
	WRITTEN OPTIONS - (0.1)% (Premiums - $25,054) (a)	(5,190)
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%	108,507
	NET ASSETS - 100.0%	$8,032,797

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $7,307,940 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$866,756
Unrealized depreciation	(250,406)
Net unrealized appreciation	$616,350

*	Non-income producing security.

#	Security was purchased pursuant to Rule 144(a) under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of May 31, 2017 , these securities amount to $32,788 or 0.4% of net assets.

~	Floating rate or step coupon security - Interest rate shown reflects the rate currently in effect.

**	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

+	All or portion of this security is pledged as collateral for options written. Total value of pledged securities at May 31, 2017 is $10,927.

***	Money market fund; interest rate reflects seven-day effective yield on May 31, 2017.

ABS - Asset Backed Security

ADR - American Depositary Receipt

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

LLC - Limited Liability Company

MBS - Mortgage Backed Security

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipts

Contracts **		Value

	WRITTEN PUT OPTIONS * - 0.1%
343	iShares MSCI EAFE ETF
	Expiration June 2017, Exercise Price $62.00	$2,400
150	iShares MSCI Emerging Markets ETF
	Expiration June 2017, Exercise Price $37.50	300
166	SPDR S&P 500 ETF Trust
	Expiration June 2017, Exercise Price $227.00	2,490
	TOTAL WRITTEN PUT OPTIONS (Premiums - $25,054) (a)	$5,190

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Statement of Assets and Liabilities
May 31, 2017

ASSETS
Investment securities:
Securities at Cost	$7,304,772
Securities at Value	$7,929,480
Cash	1,784
Cash at broker	1,098
Foreign currency, at value (Cost $8,041)	8,066
Dividends and interest receivable	44,265
Receivable due from Advisor	47,538
Prepaid expenses and other assets	41,875
TOTAL ASSETS	8,074,106

LIABILITIES
Payable for Fund shares repurchased	3,486
Options written, at value (Premiums received $25,054)	5,190
Distribution (12b-1) fees payable	1,016
Payable to related parties	637
Accrued expenses and other liabilities	30,980
TOTAL LIABILITIES	41,309
NET ASSETS	$8,032,797

NET ASSETS CONSIST OF:
Paid in capital	$9,471,682
Accumulated net investment loss	(1,518)
Accumulated net realized loss from security transactions, options contracts, forward foreign currency exchange contracts and foreign currency transactions	(2,081,964)
Net unrealized appreciation of investments, options contracts and foreign currency translations	644,597
NET ASSETS	$8,032,797

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$4,449,625
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	534,403
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.33
Maximum offering price per share (maximum sales charge of 2.25%)	$8.52

Class I Shares:
Net Assets	$3,583,172
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	427,117
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.39

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Statement of Operations
For the Year Ended May 31, 2017

INVESTMENT INCOME
Interest	$5,058
Dividends	435,623
Less: Foreign withholding taxes	(17,626)
TOTAL INVESTMENT INCOME	423,055

EXPENSES
Investment advisory fees	72,708
Custodian fees	46,835
Legal fees	27,910
Administrative services fees	26,869
Transfer agent fees	24,542
Audit fees	20,149
Registration fees	18,501
Distribution (12b-1) fees: Class A	16,492
Compliance officer fees	13,410
Accounting services fees	12,902
Shareholder reporting expenses	8,777
Trustees fees and expenses	7,220
Insurance expense	596
Other expenses	9,473
TOTAL EXPENSES	306,384
Less: Expenses waived and/or reimbursed by the Adviser	(205,491)
NET EXPENSES	100,893

NET INVESTMENT INCOME	322,162

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Unaffiliated investments	(162,339)
Affiliated investments	16,891
Options written	228,239
Options purchased	(646,845)
Forward foreign currency contracts	(449)
Foreign currency transactions	(55,252)
(619,755)
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	703,072
Affiliated investments	(4,582)
Options written	(38,581)
Options purchased	43,821
Foreign currency translations	5,322
709,052

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	89,297

NET INCREASE IN NET ASSETS	$411,459

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016

FROM OPERATIONS
Net investment income	$322,162	$330,667
Net realized loss from investments, options, forward foreign currency contracts and foreign currency transactions	(619,755)	(548,471)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	709,052	(629,365)
Net increase (decrease) in net assets resulting from operations	411,459	(847,169)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(165,495)	(57,325)
Class I	(32,061)	(187,682)
Return of Capital:
Class A	(62,569)	(165,466)
Class I	(47,645)	(276,383)
Net decrease in net assets resulting from distributions to shareholders	(307,770)	(686,856)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,069,978	11,093,129
Class I	3,149,723	3,628,754
Net asset value of shares issued in reinvestment of distributions:
Class A	216,493	198,880
Class I	15,918	328,035
Redemption fee proceeds:
Class A	3,398	6,574
Class I	1,015	1,193
Payments for shares redeemed:
Class A	(8,056,858)	(3,468,242)
Class I	(709,061)	(8,077,938)
Net increase (decrease) in net assets from shares of beneficial interest	(4,309,394)	3,710,385

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,205,705)	2,176,360

NET ASSETS
Beginning of Year	12,238,502	10,062,142
End of Year *	$8,032,797	$12,238,502
* Includes accumulated net investment loss of:	$(1,518)	$(38,318)

SHARE ACTIVITY
Class A:
Shares Sold	130,848	1,330,497
Shares Reinvested	26,362	23,682
Shares Redeemed	(981,017)	(387,092)
Net increase (decrease) in shares of beneficial interest outstanding	(823,807)	967,087

Class I:
Shares Sold	376,577	403,562
Shares Reinvested	1,920	37,957
Shares Redeemed	(85,255)	(936,335)
Net increase (decrease) in shares of beneficial interest outstanding	293,242	(494,816)

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	May 31, 2017		May 31, 2016		May 31, 2015		May 31, 2014		May 31, 2013 (1)

Net asset value, beginning of period	$8.20		$9.81		$10.35		$10.16		$10.00

Activity from investment operations:
Net investment income (2)	0.32		0.39		0.53		0.43		0.34
Net realized and unrealized gain (loss) on investments	0.13		(1.18)		(0.56)		0.20		(0.03)
Total from investment operations	0.45		(0.79)		(0.03)		0.63		0.31

Less distributions from:
Net investment income	(0.21)		(0.27)		(0.48)		(0.44)		(0.14)
Net realized gains	—		—		—		(0.00	) (3)	(0.01)
Return of Capital	(0.11)		(0.57)		(0.03)		—		—
Total distributions	(0.32)		(0.84)		(0.51)		(0.44)		(0.15)

Paid-in-Capital From Redemption Fees	0.00	(3)	0.02		0.00	(3)	0.00	(3)	0.00	(3)

Net asset value, end of period	$8.33		$8.20		$9.81		$10.35		$10.16

Total return (4)	5.57	% (11)	(7.84)%		(0.24)%		6.42%		3.03	% (5)

Net assets, at end of period (000s)	$4,450		$11,133		$3,839		$7,937		$5,728

Ratio of gross expenses to average net assets (6)	3.68%		4.14	% (8)	3.21%		3.68%		4.99	% (7,8)

Ratio of net expenses to average net assets	1.26%		1.29	% (10)	1.25	% (9)	1.13	% (9)	1.26	% (7,10)

Ratio of net investment income to average net assets	3.92%		4.53%		5.30%		4.18%		3.37	% (7)

Portfolio Turnover Rate	101%		160%		113%		95%		160	% (5)

(1)	The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) Class A shares commenced operations on June 1, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividend and capital gain distributions, if any.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Includes interest expense. Excluding interest expense, the ratio of gross expenses to average net assets would have been 4.98% for the year ended May 31, 2013, and 4.10% for the year ended May 31, 2016.

(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.25% for the year ended May 31, 2014, and 1.30% for the year ended May 31, 2015.

(10)	Includes interest expense. Excluding interest expense, the ratio of net expenses to average net assets would have been 1.25% for the years ended May 31, 2013 and May 31, 2013 and May 31, 2016.

(11)	There was no effect on total return due to the trade error (Note 7).

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	May 31, 2017		May 31, 2016		May 31, 2015		May 31, 2014		May 31, 2013 (1)

Net asset value, beginning of period	$8.26		$9.90		$10.44		$10.17		$10.30

Activity from investment operations:
Net investment income (2)	0.36		0.38		0.56		0.46		0.08
Net realized and unrealized gain (loss) on investments	0.11		(1.14)		(0.56)		0.20		(0.21)
Total from investment operations	0.47		(0.76)		0.00	(3)	0.66		(0.13)

Less distributions from:
Net investment income	(0.22)		(0.29)		(0.52)		(0.39)		—
Net realized gains	—		—		—		(0.00	) (3)	—
Return of Capital	(0.12)		(0.59)		(0.02)		—		—
Total distributions	(0.34)		(0.88)		(0.54)		(0.39)		—

Paid-in-Capital From Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—

Net asset value, end of period	$8.39		$8.26		$9.90		$10.44		$10.17

Total return (4)	5.82	% (11)	(7.61)%		0.06%		6.65%		(1.26	)% (5)

Net assets, at end of period (000s)	$3,583		$1,105		$6,223		$2,531		$165

Ratio of gross expenses to average net assets (6)	3.75%		4.88	% (8)	2.95%		3.38%		4.12	% (7,8)

Ratio of net expenses to average net assets	1.05%		1.04	% (10)	1.00	% (9)	0.88	% (9)	1.03	% (7,10)

Ratio of net investment income to average net assets	4.36%		4.19%		5.55%		4.50%		5.05	% (7)

Portfolio Turnover Rate	101%		160%		113%		95%		160	% (5)

(1)	The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) Class I shares commenced operations on April 10, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Includes interest expense. Excluding interest expense, the ratio of gross expenses to average net assets would have been 4.09% for the year ended May 31, 2013 and 4.84% for the year ended May 31, 2016.

(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.00% for the year ended May 31, 2014 and 1.04% for the year ended May 31, 2015.

(10)	Includes interest expense. Excluding interest expense, the ratio of net expenses to average net assets would have been 1.00% for the years ended May 31, 2013 and May 31, 2016.

(11)	There was no effect on total return due to the trade error (Note 7).

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements
May 31, 2017

1.	ORGANIZATION

The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to seek income with long-term growth of capital.

The Fund currently offers Class A Shares and Class I Shares. The Class A Shares commenced operations on June 1, 2012 and Class I Shares commenced operations on April 10, 2013. Class A Shares are offered at net asset value plus a maximum sales charge of 2.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Forward foreign currency exchange contracts (‘forward contracts”) are valued at the forward rate. Investments values in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2017 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$6,805,249	$—	$—	$6,805,249
Preferred Stock	141,458	—	—	141,458
Mutual Funds - Asset Allocation	109,766	—	—	109,766
Exchange Traded Funds	196,769	—	—	196,769
Bonds & Notes	—	41,405	—	41,405
Purchased Put Options	10,927	—	—	10,927
Short-Term Investment	623,906			623,906
Total	$7,888,075	$41,405	$—	$7,929,480

Liabilities*	Level 1	Level 2	Level 3	Total
Written Put Options	$5,190	$—	$—	$5,190
Total	$5,190	$—	$—	$5,190

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. For the year ended May 31, 2017, the Fund’s net realized loss of $449 on forward foreign currency contracts is included in the line item marked “Net realized loss from forward foreign currency contracts” in this shareholder report and serves as an indicator of the volume of derivative activity for the Fund.

Options – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2017:

	Asset Derivatives		Liability Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts	Investment securities at value	$10,927	Options Written, at value	$5,190

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of May 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation/depreciation from options written
Net realized gain (loss) on options purchased
Net change in unrealized appreciation/depreciation on options purchased
Net realized gain (loss) on forward foreign currency exchange contracts and currency transactions

The following is a summary of the Funds realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2017:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Equity Risk	Currency Risk
Options Purchased	$(646,845)	$—
Options Written	228,239	—
Forward foreign currency contracts	—	(449)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Equity Risk
Options Purchased	$43,821
Options Written	(38,581)

The number of option contracts written and the premiums received by the Fund during the year ended May 31, 2017 were as follows:

	Options Written
	Contracts	Premium
Outstanding at May 31, 2016	(772)	$(90,754)
Options purchased/written	(5,196)	(401,336)
Options expired	2,934	188,405
Options closed	2,375	278,631
Outstanding at May 31, 2017	(659)	$(25,054)

The value of the derivative instruments outstanding as of May 31, 2017 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset as of May 31, 2017.

			Gross Amounts of Assets Presented in the
Liabilities:			Statement of Assets & Liabilities

	Gross Amounts of		Financial Instruments		Cash Collateral
Description	Recognized Liabilities		Pledged		Pledged	Net Amount of Assets
Options Written Contracts	$5,190	(1)	$5,190	(2)	$—	$—
Total	$5,190		$5,190		$—	$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions. As the options written by the Fund are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 to 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. However, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Crow Point Partners, LLC serves as the Fund’s Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.88% of the average daily net assets of the Fund. For the year ended May 31, 2017, the Adviser earned advisory fees of $72,708.

The Adviser has contractually agreed, at least until September 30, 2018, to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund do not exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A shares and Class I shares, respectively.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.25% and 1.00% of average daily net assets attributable to Class A shares and Class I shares, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.25% and 1.00% of average daily net assets for Class A shares and Class I shares, respectively. If Fund Operating Expenses attributable to Class A shares and Class I shares, subsequently exceed 1.25% and 1.00%, respectively, per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended May 31, 2017, the Adviser has waived/reimbursed $205,491 in expenses to the Fund.

As of May 31, 2017, the Advisor has $713,680 of waived expenses that may be recovered by the following dates:

May 31, 2018	May 31, 2019	May 31, 2020	Total
$243,921	$264,268	$205,491	$713,680

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The fund had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended May 31, 2017, the amount received under the arrangement was $9,834. This amount is included with the realized gain/loss located in the Statement of Operations.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended May 31, 2017, pursuant to the Plan, Class A shares incurred $16,492 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended May 31, 2017, the Distributor received $8,494 in underwriting commissions for sales of Class A shares, of which $1,254 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2017 amounted to $8,075,887 and $12,940,071, respectively.

5.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Fund at May 31, 2017, is noted in the Fund’s Portfolio of Investments. Crow Point Alternative Income Fund is a mutual fund which is considered an affiliate because it is under the control of the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

				Dividends		Change in
	Value - Beginning of			Credited to	Realized	Unrealized	Value - End of
Description	Period	Purchases	Sales Proceeds	Income	Gain/Loss	Gain/Loss	Period
Crow Point Alternative Income Fund	$1,604,826	$—	$1,621,225	$—	$20,981	$(4,582)	$—
Crow Point Global Dividend Plus Fund	$—	$250,000	$245,910	$—	$(4,090)	$—	$—
Total	$1,604,826	$250,000	$1,867,135	$—	$16,891	$(4,582)	$—

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

	Shares - Beginning of			Shares - End of
	Period	Purchases	Sales	Period
Crow Point Alternative Income Fund	192,656	—	192,656	—
Crow Point Global Dividend Plus Fund	—	25,562	25,562	—
Total	192,656	25,562	218,218	—

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended May 31, 2017, the Class A and Class I assessed $3,398 and $1,015 in redemption fees, respectively.

7.	PAYMENTS BY AFFILIATES

As a result of a trade error, Crow Point Defined Risk Global Equity Income Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Advisor.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2017	May 31, 2016
Ordinary Income	$197,556	$245,007
Long-Term Capital Gain	—	—
Return of Capital	110,214	441,849
	$307,770	$686,856

As of May 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Capital Loss	Other	Unrealized	Total
Carry	Book/Tax	Appreciation/	Accumulated
Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$(2,034,214)	$(21,046)	$616,375	$(1,438,885)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on passive foreign investment companies, and adjustments for corporations, partnerships, grantor trusts, and real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles. The unrealized depreciation in the table above includes unrealized foreign currency income of $25.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2017

At May 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-
Non-Expiring	Expiring
Short-Term	Long-Term	Total
$2,034,214	$—	$2,034,214

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and non-deductible expenses, and adjustments for passive foreign investment companies, real estate investment trusts, partnerships and corporations return of capital distributions, resulted in reclassifications for the year ended May 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(87,806)	$87,806

9.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Crow Point Defined Risk Global Equity Fund

We have audited the accompanying statement of assets and liabilities of Crow Point Defined Risk Global Equity Income Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 1, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crow Point Defined Risk Global Equity Income Fund as of May 31, 2017, the results of its operations, the changes in its net assets and its financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 31, 2017

Crow Point Defined Risk Global Equity Income Fund
Expense Example (Unaudited)
May 31, 2017

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period*	During the Period
Actual	(12/1/16)	(5/31/17)	(12/1/16 to 5/31/17)	(12/1/16 to 5/31/17)
Class A	$ 1,000.00	$1,056.20	$ 5.28	1.03%
Class I	$ 1,000.00	$1,058.50	$ 4.11	0.80%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During the Period*	During the Period
(5% return before expenses)	(12/1/16)	(5/31/17)	(12/1/16 to 5/31/17)	(12/1/16 to 5/31/17)
Class A	$ 1,000.00	$ 1,019.80	$ 5.19	1.03%
Class I	$ 1,000.00	$ 1,020.94	$ 4.03	0.80%

*	Expenses Paid During the Period are equal to Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Crow Point Defined Risk Global Equity Income Fund
Additional Information (Unaudited)
May 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18-19, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Crow Point Defined Risk Global Equity Income Fund (“Crow Point Defined Risk”) and Crow Point Partners, LLC (“Crow Point Partners”), (the “Crow Point Advisory Agreement”).

Based on their evaluation of the information provided by Crow Point Partners, in conjunction with Crow Point Defined Risk’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Crow Point Advisory Agreement with respect to Crow Point Defined Risk and that such renewal was limited to a six month period ending October 31, 2017 and subject to further consideration by the Board at its July quarterly meeting.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Crow Point Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Crow Point Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Crow Point Advisory Agreement and comparative information relating to the advisory fee and other expenses of Crow Point Defined Risk. The materials also included due diligence materials relating to Crow Point Partners (including due diligence questionnaires completed by Crow Point Partners, select financial information of Crow Point Partners, bibliographic information regarding Crow Point Defined Risk’s key management and investment advisory personnel, and comparative fee information relating to Crow Point Defined Risk) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Crow Point Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Crow Point Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Crow Point Advisory Agreement. In considering the renewal of the Crow Point Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Crow Point Partners related to the proposed renewal of the Crow Point Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Crow Point Defined Risk, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board reviewed their earlier discussions regarding Crow Point Partner’s receipt of a SEC deficiency letter and concerns regarding its compliance program and chief compliance officer. The Board then reviewed the capitalization of Crow Point Partners based on financial information provided by and representations made by Crow Point Partners and concluded that although Crow Point Partner’s has been subsidizing the Fund since its inception the Board expressed its concerns that Crow Point Partners would be able to continue to subsidize the Fund for the long-term. It was the consensus of the Board that it would be in the best interest of the Fund’s shareholders to further reassess Crow Point Partners quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Crow Point Advisory Agreement at the next quarterly meeting in July 2017.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods

Crow Point Defined Risk Global Equity Income Fund
Additional Information (Unaudited) (Continued)
May 31, 2017

ended March 31, 2017, noting that the Fund underperformed its peer group, benchmark, and Morningstar category for each period. The Board noted Crow Point Partners’ statement that many of Crow Point Defined Risk’s peers differ from the Fund as they hedge much less aggressively than Crow Point Defined Risk, while others invest more in U.S. equity securities which have outperformed non-U.S. equities over the past few years. The Board also noted the Fund’s primary object is income, and with a yield of 3.55% compares favorably to its peers. Due to these differences, recent improvement in the Fund’s performance and other considerations, the Board concluded that the Fund’s past performance was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by Crow Point Partners, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Crow Point Defined Risk’s advisory fees and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board noted that the advisory fee of 0.88% is slightly lower than the peer group (0.91%) and Morningstar category (0.89%) medians which the Board thought was reasonable. The Board reviewed and discussed the contractual arrangements for Crow Point Defined Risk, and, after discussion, the Board agreed not to approve Crow Point Partners’ request to increase the Fund’s expense caps by 25 basis points and to table consideration of extending the Fund’s operating expense limitation agreement until its July 2017 meeting.

Profitability. The Board also considered the level of profits that could be expected to accrue to Crow Point Partners with respect to Crow Point Defined Risk based on profitability reports and analyses reviewed by the Board and the selected financial information of Crow Point Partners provided by Crow Point Partners. After review and discussion, the Board concluded that based on the services provided by Crow Point Partners and the projected growth of Crow Point Defined Risk, anticipated profits from Crow Point Partners’ relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which Crow Point Defined Risk will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, Crow Point Partners’ expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Crow Point Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Crow Point Partners as the Trustees believed to be reasonably necessary to evaluate the terms of the Crow Point Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Crow Point Advisory Agreement, (a) the terms of the Crow Point Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Crow Point Advisory Agreement is in the best interests of Crow Point Defined Risk and its shareholders. In considering the renewal of the Crow Point Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the renewal of the Crow Point Advisory Agreement was in the best interest of Crow Point Defined Risk and its shareholders and that such renewal was limited to a six month period ending October 31, 2017 and subject to further consideration by the Board at its July quarterly meeting. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Crow Point Advisory Agreement.

Crow Point Defined Risk Global Equity Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA since 2007 (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	1	Board Member, Orizon Investment Counsel (financial services company)

5/31/17-NLII-v2

Crow Point Defined Risk Global Equity Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds.	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of May 31, 2017 the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7940.

5/31/17-NLII-v2

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7940 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7940.

Investment Adviser
Crow Point Partners, LLC
25 Recreation Park Dr., Suite 206
Hingham, MA 02043

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $13,750

2016 - $13,350

2015 - $13,000

2014 - $12,500

2013 - $12,500

(b)	Audit-Related Fees

2017 – None

2016 – None

2015 – None

2014 – None

2013 – None

(c)	Tax Fees

2017 – $2,800

2016 – $2,700

2015 – $2,600

2014 – $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

2015 – None

2014 – None

2013 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2013   2014   2015   2016    2017

Audit-Related Fees:       0.00% 0.00% 0.00% 0.00% 0.00%

Tax Fees:       0.00% 0.00% 0.00% 0.00% 0.00%

All Other Fees:      0.00% 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 – $2,800

2016 – $2,700

2015 – $2,600

2014 – $2,500

2013 – $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/7/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/7/17